UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019

 PING IDENTITY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39056	81-2933383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 100, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303)-468-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PING	The New York Stock Exchange

Item 8.01. Other Events.

On October 18, 2019, the underwriters of Ping Identity Holding Corp.’s (the “Company”) previously announced initial public offering fully exercised their over-allotment option to purchase an additional 1,875,000 shares of the Company’s common stock at the initial public offering price of $15.00 per share less the underwriting discount. After giving effect to the exercise of the over-allotment option, the total number of shares sold by the Company in its initial public offering increased from 12,500,000 shares to 14,375,000 shares. The exercise of the underwriters’ over-allotment option closed on October 22, 2019.

Goldman Sachs & Co. LLC, BofA Merrill Lynch, RBC Capital Markets and Citigroup acted as lead book-running managers for the offering, and Barclays, Credit Suisse, Deutsche Bank Securities, and Wells Fargo Securities acted as book-running managers for the offering. Raymond James, Stifel, William Blair, Mizuho Securities and Oppenheimer & Co. acted as co-managers for the offering.

A registration statement relating to the securities issued in the previously announced initial public offering has been filed with, and declared effective by, the Securities and Exchange Commission on September 18, 2019. This offering is being made only by means of a prospectus, copies of which may be obtained from: Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at 1-866-471-2526, or by e-mail at prospectus-ny@ny.email.gs.com; or BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC  28255-0001, Attention: Prospectus Department, or by e-mail at dg.prospectus_requests@baml.com; or RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Equity Syndicate Department, by telephone at 1-877-822-4089, or by e-mail at equityprospectus@rbccm.com; or Citigroup Global Markets Inc. c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by telephone at (800) 831-9146.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PING IDENTITY HOLDING CORP.

Date:October 22, 2019	By:	/s/ Lauren Romer
	Name:	Lauren Romer
	Title:	Chief Legal Officer